First Quarter Update 2026

Important information Caution Regarding Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, including those regarding First Bancorp's expectations or predictions of future financial or business performance or conditions. The forward-looking statements are inherently subject to risks and uncertainties. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about future financial and operating results, expected cost savings, expected impact on future earnings, the Company's plans, objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and you are cautioned not to place undue reliance on any forward-looking statements. We assume no duty to update forward-looking statements. In addition to factors previously disclosed in First Bancorp’s reports filed with the Securities and Exchange Commission (“SEC”), including without limitation its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K, the following factors, among others, could cause actual results to differ materially from forward-looking statements: the financial success or changing strategies of the Company’s customers; the Company’s level of success in integrating acquisitions; actions of government regulators; the level of market interest rates; success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues; the impact, extent and timing of technological changes; capital management activities; and general economic conditions. This presentation contains financial information, performance measures and statements that include non-GAAP (Generally Accepted Accounting Principles) measures and should be read along with related earnings releases and Forms 10-Q/K for the respective quarters and period ends, which provide a reconciliation of non-GAAP measures to GAAP measures. Management believes that these non-GAAP measures provide additional useful information that allows readers to evaluate the ongoing performance of First Bancorp. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of First Bancorp. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company’s results or financial condition as reported under GAAP. Non-GAAP Measures

Company overview

Bank Holding Company	First Bancorp
Subsidiary Bank	First Bank
Headquarters	Southern Pines, North Carolina
Established	1935 as Bank of Montgomery
Assets *	$12.9 billion
Loans *	$8.8 billion
Deposits *	$11.0 billion
Branches *	113 in NC & SC
Employees *	1,353 full-time equivalent employees
Ranking	4th largest bank headquartered in NC (largest community bank)
Market Capitalization #	$2.4 billion – Ticker FBNC
Stock Market/Indices	NASDAQ Global Select Market, S&P SmallCap 600 Index, Russell 2000
Daily Average Trading Volume #	244,000 shares
Insider Ownership #	1.92%
Institutional Ownership #	78.60%
Member of Russell 2000	Yes

* Data is as of 03/31/26
# Data is as of 04/16/26

FIRST BANK

About us Our mission To be the best community bank in every community we serve and through every delivery channel we offer. Our core values Be committed to safety and soundness. Provide accurate, prompt, courteous service. Help our clients and associates build and achieve goals. Make it easy for our associates to deliver the best value to our clients, and easy for our clients to do business with us whenever, wherever, and however they choose. Our locations

Best Employer in North Carolina 2023, 2024, 2025 First Bank was named a BEST EMPLOYER in North Carolina by Business NC. National recognition #14 in S&P Top 50 Public Banks 2026 First Bank was ranked #14 best U.S. public bank by S&P Global Market Intelligence. #23 in Forbes America’s Best Banks 2026 First Bank was named #23 on Forbes’ 2026 America’s Best Banks. Forbes Best In State Banks 2019, 2020, 2021, 2024 First Bank was named 1st or 2nd in North Carolina.

Q1 2026 highlights CHANGEQ4 2025Q1 2026 +$31.0 million$15.7 million$46.7 millionNet income (1) (2) -$1.6 million$4.7 million$3.1 millionProvision for Credit Losses (2) +$0.75$0.38 $1.13 Diluted EPS (1) (2) -$0.06$1.19$1.13Adjusted Diluted EPS +99 bps0.49%1.48%ROA -6 bps1.54%1.48%Adjusted ROA +739 bps3.83%11.22%ROCE -79 bps12.01%11.22%Adjusted ROCE +1025 bps5.80%16.05%ROTCE (3) -170 bps17.45%16.05%Adjusted ROTCE +9 bps3.58%3.67%Net Interest Margin (4) -1 bps5.59%5.58%Loan Yield -4 bps1.32%1.28%Total Cost of Deposits -5 bps1.36%1.31%Total Cost of Funds 1. Q4 25 includes securities losses of $43.7 million pre-tax, or $0.81 per share after-tax due to a securities loss-earnback transaction. 2. Q4 25 includes reductions of credit reserves for Hurricane Helene of $1.6 million pre-tax, or $0.03 per share after-tax. 3. Annualized net income divided by: average common shareholders’ equity less average total intangible assets, net. 4. Net-interest income divided by average earning assets.

Q1 2026 summary

Earnings	· 1Q 26 net income of $46.7 million · ROA of 1.48% · ROCE of 11.22% · ROTCE 16.05% · Management continues to control expenses resulting in $60.2 million of NIE
Margin	· NIM increased 9 basis points to 3.68% · Net Interest Income +$0.9 million to $107.1 million despite two fewer days · Loan Yield declined 1 bp to 5.58% · Securities yield of 2.74% (+5 bps) · Total Cost of Deposits improved 4 bps to 1.28%
Balance Sheet	· Total assets increased $379.4 million · Loan growth of $71.4 million · Deposits increased $264.1 million
Credit	· ACL coverage ratio of 1.42% unchanged from Q4 2025 · Annualized net charge-offs of 0.06% ($1.4 million) · Foreclosed real estate decreased to $0.7 million · Helene credit reserves total $1. million · NPA/Assets ratio remains low at 0.32%
Capital	· Capital position remains strong – o Tangible Common Equity Ratio 9.63% (+2 bps) o CET 1 Ratio 14.11%[1] (+1 bp) o Total Risk-Based Capital 16.10%[1] (-2 bps) o C&D and CRE concentration ratios within target range · Book value of $40.68 per share, (+ $0.78) · Tangible book value of $29.01 per share, (+ $0.78)

$46.7 million Net income	
$1.13 Diluted EPS	
3.67% NIM	$107.1 million Net Interest Income
49.0% Efficiency ratio	1.48% ROA
$71.4 million, or +3.3% Linked quarter loan growth	$264.1 million, or +10.0% Linked quarter deposit growth
1.42% ACL ratio	14.11%[1] CET1 ratio

"We saw a strong start to 2026, including an additional 9 basis-point expansion of our NIM during the first quarter and an efficiency ratio of 49%. Earnings continue to benefit from the repositioning of lower-yielding assets into higher-yielding opportunities."
Richard H. Moore,
First Bancorp Chairman and CEO

FIRST BANK

1. Preliminary

Net interest margin (NIM tax-equivalent ) 2.80% 2.87% 2.90% 3.08% 3.27% 3.32% 3.47% 3.60% 3.69% 2.69% 2.77% 2.82% 2.99% 3.19% 3.26% 3.40% 3.54% 3.64% 2.50% 2.70% 2.90% 3.10% 3.30% 3.50% 3.70% 3.90% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Reported Core Net interest margin – tax-equivalent is calculated by dividing tax-equivalent net interest income by average earning assets. Core net interest margin excludes accretion from purchase accounting loan discounts

Loan yields 5.45% 5.51% 5.51% 5.47% 5.52% 5.53% 5.69% 5.59% 5.58% 5.30% 5.37% 5.39% 5.34% 5.41% 5.44% 5.60% 5.51% 5.52% 4.90% 5.00% 5.10% 5.20% 5.30% 5.40% 5.50% 5.60% 5.70% 5.80% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Stated Core

Asset yield trends 1.96% 2.28% 2.41% 2.55% 2.69% 2.74% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% 2.60% 2.80% 3.00% 4th Quarter 2024 1st Quarter 2025 2nd Quarter 2025 3rd Quarter 2025 4th Quarter 2025 1st Quarter 2026 Total Securities 4.55% 4.65% 4.69% 4.86% 4.84% 4.89% 4.00% 4.10% 4.20% 4.30% 4.40% 4.50% 4.60% 4.70% 4.80% 4.90% 5.00% 4th Quarter 2024 1st Quarter 2025 2nd Quarter 2025 3rd Quarter 2025 4th Quarter 2025 1st Quarter 2026 Interest Earning Assets 5.47% 5.52% 5.53% 5.69% 5.59% 5.58% 5.00% 5.10% 5.20% 5.30% 5.40% 5.50% 5.60% 5.70% 5.80% 4th Quarter 2024 1st Quarter 2025 2nd Quarter 2025 3rd Quarter 2025 4th Quarter 2025 1st Quarter 2026 Total Loans, Fees, & Accretion

Cost of funds and total cost of deposits 1.79% 1.81% 1.81% 1.62% 1.51% 1.48% 1.51% 1.36% 1.31% 1.56% 1.72% 1.76% 1.57% 1.46% 1.43% 1.46% 1.32% 1.28% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Cost of Funds Deposits

Deposit cost 2.31% 2.14% 2.14% 2.18% 1.97% 1.89% 1.50% 1.60% 1.70% 1.80% 1.90% 2.00% 2.10% 2.20% 2.30% 2.40% 4th Quarter 2024 1st Quarter 2025 2nd Quarter 2025 3rd Quarter 2025 4th Quarter 2025 1st Quarter 2026 Interest Bearing Deposits 1.57% 1.46% 1.43% 1.46% 1.32% 1.28% 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% 4th Quarter 2024 1st Quarter 2025 2nd Quarter 2025 3rd Quarter 2025 4th Quarter 2025 1st Quarter 2026 Total Cost of Deposits

Strong capital levels First Bancorp maintains strong capital levels. Through earnings, First Bancorp continues to increase equity and capital. The asset and loan growth in the first quarter increased the denominator in the capital ratios, particularly in risk based measures as loans generally carry higher risk weights than short term investments and AFS securities. Capital levels afford management strategic flexibility. Capital ratios for Q1 2026 are preliminary and subject to change 9.61% 11.21% 14.10% 14.87% 16.12% 9.63% 11.44% 14.11% 14.85% 16.10% 4.00% 7.00% 8.50% 10.50% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% TCE Tier 1 Leverage Capital Common Equity Tier 1 Tier 1 Capital Total Capital 12/31/2025 3/31/2026 Minimum  2 bps  23 bps  2 bps  2 bps  1 bps Capital Ratios

Strong deposit franchise supported by thriving markets Total deposits ended at $11.0 billion, an increase of $264 million for the quarter, or 10% annualized. Brokered deposits remain minimal at $5 million as of March 31, 2026. Management has controlled interest expense, with total cost of deposits of 1.28% for Q1 2026, a decrease of 4 basis points from the linked quarter and 18 basis points from the like quarter. $10,745 $10,830 $10,881 $10,748 $11,012 1.46% 1.43% 1.46% 1.32% 1.28% 2.14% 2.14% 2.18% 1.97% 1.89% 4.50% 4.50% 4.25% 3.75% 3.75% $7,000 $7,500 $8,000 $8,500 $9,000 $9,500 $10,000 $10,500 $11,000 $11,500 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 1Q '25 2Q '25 3Q '25 4Q '25 1Q '26 Deposits Total cost of deposits Interest bearing deposits Fed funds Deposits end-of-period ($ in millions)

Diverse deposit base The Company benefits from a granular deposit franchise, with the top twenty depositors representing approximately 8% of total deposits. Consumer deposits represent 42% of total deposits. Business deposits represent 58% of total deposits. Uninsured and uncollateralized deposits represent approximately 34% of total deposits. 8% 8% 8% 8% 7% 0% 0% 0% 0% 0% 41% 41% 41% 42% 42% 5% 5% 5% 5% 5% 14% 13% 13% 13% 13% 32% 33% 33% 32% 33% 1Q '25 2Q '25 3Q '25 4Q '25 1Q '26 Time deposits Brokered Money market Savings NOW Nonint trans accts Deposits End-of-Period ($ in millions) $10,745 $10,830 $10,881 $10,748 $11,012

Allowance for credit losses Percent of loans outstanding Allowance for credit losses (Hurricane Helene) Allowance for credit losses (ex Hurricane Helene) Loans outstanding 1.94%$ 0$ 19,373$ 1,000,037Commercial and industrial 1.80%014,778821,826Construction, development & other land loans 1.41%019,0661,352,473Commercial real estate - owner occupied 0.83%024,1782,921,210Commercial real estate - non owner occupied 1.03%05,617545,586Multi-family real estate 1.98%1,62132,4651,717,550Residential 1-4 family real estate 0.90%2793,055369,062Home equity loans/lines of credit 6.48%04,30266,430Consumer loans (360)Unamortized net deferred loan costs (fees) 1.42%$ 1,900$ 122,834$ 8,793,814Total loans

Asset quality trends 0.17% 0.06% 0.14% 0.05% 0.06% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Annualized Net Charge Offs 0.36% 0.42% 0.44% 0.42% 0.47% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Nonperforming Loan Ratio 1.49% 1.47% 1.44% 1.42% 1.42% 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 ACL / Loans 0.27% 0.28% 0.31% 0.30% 0.32% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Nonperforming Asset Ratio

Investment thesis Regional bank with strong culture that offers many of the product capabilities found in larger national banks but delivers those services with a local community bank focus. Capabilities include Mobile Banking, Wealth Management, Credit Card, Treasury Services, and Mortgage Banking. Centered in one of the fastest-growing regions in the U.S. and focused on high growth markets. Stable, low-cost core deposit franchise • Built over 90 years of serving our communities • Strength of rural markets • Q1 2026 Total Cost of Deposits was 1.28% • Minimal wholesale funding Conservative Balance Sheet • Minimal credit risk in investment portfolio • Core funded • In market loan portfolio – almost no participations Market disruptions provide opportunity

Valuation Price to Tangible Common Book Value Chart reflects data available through S&P Global, and therefore the tangible book values are as of December 31, 2025 and the stock prices are as of April 16, 2026 for all companies presented. Based on March 31, 2026 amounts for tangible common book value ($29.01) and FBNC stock price ($56.35), the Price to Tangible Book was 1.94x at that date. 1.28x 1.57x 1.62x 1.72x 1.78x 1.86x 1.92x 2.00x 2.02x 2.15x - 0.50 1.00 1.50 2.00 SFST UCB TOWN UBSI FCBC ABCB SBCF FBK AUB FBNC Price / Tangible Common Book Value Median = 1.82X The above chart reflects the 4/16/2026 closing stock price and 12/31/2025 tangible common book value.

Valuation Price to Earnings Based on SNL Mean Normalized 2026 EPS Estimate of $4.35, the FBNC price to earnings ratio is 13.3 x based on April 16, 2026, closing price for FBNC stock of $57.93. The above chart reflects the 4/16/2026 closing stock price and 2026 EPS Estimate as of that date. . 9.8x 10.4x 11.4x 12.1x 12.1x 12.5x 12.7x 12.8x 13.3x 13.5x TOWN AUB UCB UBSI FCBC SFST FBK ABCB FBNC SBCF Price / 2026 Consensus EPS - Normalized Median – 12.3x

North Carolina & South Carolina: Thriving states for business Growing populations North Carolina • Currently the 9th most populous state • Projected 7th by 2040 – and within 1% of 5th most populated • 4th highest net increase in population in 2024 • Projected to grow 20% over the next 20 years – 5th highest total growth South Carolina • Currently the 23rd most populous state • The 4th fastest growing state by percentage change in 2024 • 5th highest net increase in population in 2023 and 10th highest in 2024 • Projected to increase 18% between 2024 and 2042 America’s Top States for Business • North Carolina ranked Top Five States for Business in 2024 (CNBC, Forbes, CEO Magazine, Business Facilities) • South Carolina’s economy is 12th in the nation (CNBC) Tax-friendly states – NC is phasing out corporate income tax and SC’s corporate tax rate is among the lowest in the Southeast North Carolina Pension System – Ranked strongest in the nation by Moody’s Both states have an AAA Bond Rating

Corporate citizenship

Investing in our communities A proud community partner in the Carolinas since 1935 First Bank has long been a committed partner in the communities it serves across the Carolinas. The following are just some of the investment areas made over the recent years. . Ensuring equitable access to education • Area public schools and community colleges • Communities in schools • STEAM programs • Summer camps • HBCU and college scholarships • Literacy programs and book drives • Boys and Girls Club chapters Improving the lives of neighbors in need • United Way chapters • Habitat for Humanity volunteering and Habitat loan origination program • Women’s shelters and organizations • Food banks and annual food drive • The American Red Cross • Partnership for Children • Smart Start Promoting business and economic growth • Foundations • Business incubators • Local community economic development organizations • Entrepreneurship competitions • Small business financial education seminars • Events recognizing local business leaders

Social responsibility Diversity and inclusion We treat customers and associates with respect, communicate openly, and value the unique contributions of every individual. We strive to build an inclusive organization that reflects the communities we serve. • Our Diversity Council represents associate perspectives, helps ensure diversity efforts align with our mission, and serves as an advisory and communication channel to leadership. • We promote a workplace where all views are respected and all associates have access to opportunity, growth, and advancement. • We are committed to inclusive hiring practices by maintaining diverse candidate pools, supported by recruiting partnerships with North Carolina HBCUs and participation in NCWorks to broaden visibility of open roles. Financial wellness We provide financial education resources and tools to help members of our communities build brighter financial futures. • First@Work – Through the Bank’s First@Work program, bank associates offer in-person and online financial education seminars for employees at local businesses and at events in their communities. • Educational resources – First Bank maintains many educational resources covering a range of topics like personal finance, budgeting, starting a business, buying a home, and understanding a credit score. These are frequently shared through live community events, school events, and the bank’s social media channels. • The Learning Lab – Built specifically for teens ages 12-18, the Learning Lab online modules provide financial education through fun, game-like scenarios on a variety of topics, including budgeting, savings, and investing.

Thank you!